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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report  (Date of Earliest Event Reported):  December 22, 2006


                        N-VIRO INTERNATIONAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


     Delaware                         0-21802                   34-1741211
(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
Incorporation or Organization)                               Identification No.)


     3450 W. Central Avenue, Suite 328
     Toledo, Ohio                                             43606
  (Address of principal executive offices)                  (Zip Code)

      Registrant's telephone number, including area code:    (419) 535-6374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item  1.01  -  Entry  into  a  Material  Definitive  Agreement

     On December 30, 2006, N-Viro International Corporation's ("the Company") Board of Directors approved a 2-year extension of the financial public relations agreement with Strategic Asset Management, Inc. ("SAMI"). The Company originally entered into the agreement on September 15, 2005, and the agreement was scheduled to expire on September 15, 2007. As a result of the extension, the agreement will remain in effect until September 15, 2009. A copy of the original agreement was filed as an exhibit to the Form 8-K filed by the Company on October 12, 2005.

     In consideration for this extension of time, the Company issued to SAMI 100,000 shares of the Company's common stock. The shares were issued in a private transaction pursuant to an exemption under Section 4(2) of the Securities Act of 1933. The President of SAMI is Robert Cooke, who was listed as a more than 5% beneficial owner in the Company's Definitive Proxy Statement for the 2006 Annual Meeting of Stockholders, which was filed with the SEC on October 19, 2006.


Item  3.02  -  Unregistered  Sales  of  Equity  Securities

     Effective on December 22, 2006, the Company entered into an investor relations agreement between the Company and Institutional Analyst, Inc. ("IA") of Chicago, Illinois. In consideration for IA's services under the agreement, the Company paid to IA $10,000 and issued a warrant to purchase 100,000 shares of the Company's common stock at $2.00 per share. The warrant is exercisable by IA immediately and has an expiration date of December 22, 2007. In addition, the agreement provides that IA is entitled to piggyback registration rights with respect to all of the shares underlying the warrant on any future registration statements filed by the Company, other than a registration statement filed on Form S-4 or S-8. The Warrant has been attached to this Form 8-K filing as
Exhibit  99.1.

     On December 30, 2006, the Company's Board of Directors approved the issuance of warrants to purchase shares of the Company's common stock to four members of the Board as follows: R. Francis DiPrete (75,000 shares), Joseph Scheib (32,000 shares), Carl Richard (32,000 shares) and James Hartung (11,000 shares). The award to each of the directors was based on the recommendation of the Compensation Committee of the Board of Directors. The Compensation Committee determined these awards based on a combination of factors, including length of service, contributions to the recent progress of the Company and extraordinary contributions as a member of the Board. Each warrant has an exercise price of $2.00 per share, is exercisable immediately and has an expiration date of December 30, 2009. A form of the warrant issued to each director (except for the number of shares which are specified above) is attached to this Form 8-K as
Exhibit  99.2.

     The information regarding the shares of the Company's common stock issued to SAMI set forth in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02.


Item 9.01 - Financial Statements and Exhibits

(c)  Exhibits

     Exhibit No.     Description
     -----------     -----------
99.1 Warrant to Purchase Shares of Common Stock of N-Viro International Corporation by Institutional Analyst, dated December 22, 2006.

99.2 Form of a Warrant to Purchase Shares of Common Stock of N-Viro International Corporation, dated December 30, 2006.

                                    SIGNATURE


Dated:          January 31, 2007         By:       /s/  James K. McHugh
                -----------------                  ----------------------
                                                   James K. McHugh
                                                   Chief Financial Officer